UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2017
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
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MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 2.02.	Results of Operations and Financial Condition.

The earnings release of Apartment Investment and Management Company (“Aimco”), dated July 27, 2017, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold its second quarter 2017 earnings conference call on July 28, 2017, at 1:00 p.m. Eastern time. You may join the conference call through an internet webcast accessed through Aimco's website at www.aimco.com/investors. Alternatively, you may join the conference call by telephone by dialing 888-317-6003, or 412-317-6061 for international callers, and using passcode 9313459. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

If you are unable to join the live conference call, you may access the replay until October 28, 2017, by dialing 877-344-7529, or 412-317-0088 for international callers, and using passcode 10109660, or you may access the audiocast replay on Aimco's website at www.aimco.com/investors. Please note that the full text of the earnings release and supplemental schedules are available through Aimco's website at www.aimco.com/investors. The information contained on Aimco's website is not incorporated by reference herein.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(d) In connection with the April 25, 2017, annual meeting of Aimco stockholders, the Aimco Board of Directors recommended an annual advisory vote on executive compensation. The stockholder vote supported that recommendation. Accordingly, the Board has determined that advisory votes on executive compensation will take place annually.

ITEM 9.01.     Financial Statements and Exhibits.

The following exhibits are furnished with this report:

    Exhibit Number             Description

99.1                Second Quarter 2017 Earnings Release dated July 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 2017

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
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Paul Beldin
Executive Vice President and Chief Financial Officer